Supplement Dated February 6, 2019
To The Prospectuses Dated April 30, 2018

PERSPECTIVE II®, RETIREMENT LATITUDES®, and PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

Effective February 11, 2019, the LifeGuard Freedom Flex DB is available to Designated Lives age 35 to 75 years of age on the date that the endorsement is issued in connection with the Contract.

(To be used with JMV16966 04/18, JMV9476WF 04/18, VC5995 04/18, JMV5765 04/18, and JMV18691 04/18)

JMV21973 02/19